UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 2, 2015

Rand Worldwide, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-31265	84-1035353
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11201 Dolfield Boulevard, Suite 112, Baltimore, Maryland		21117
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(410) 581-8080

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) and (b) Voting Results.

At the annual meeting of stockholders of Rand Worldwide, Inc. (the “Company”) held on February 2, 2015, the stockholders voted on the election of four director nominees. This matter was submitted to a vote through the solicitation of proxies. The results of the votes are set forth below:

To elect four individuals to serve as directors of the Company until the 2015 annual meeting of stockholders:

Director Nominee	For	Withheld	Abstain	Broker Non-Votes
Peter H. Kamin	22,741,939	522,195	0	0
Philip B. Livingston	23,231,569	32,565	0	0
Lawrence Rychlak	22,741,939	522,195	0	0
David Schneider	23,231,569	32,565	0	0

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rand Worldwide, Inc.

February 4, 2015	By:	Lawrence Rychlak

Name: Lawrence Rychlak
Title: President and Chief Executive Officer